EXHIBIT 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                         PURSUANT TO U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert S. Ellin, Chairman of the Board, Chief Executive Officer and President of Mediavest, Inc., hereby certify, to my knowledge, that the annual report on Form 10-KSB for the period ending December 31, 2005 of Mediavest, Inc. (the "Form 10-KSB") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of Mediavest, Inc.


Dated: April 17, 2006                          /s/ Robert S. Ellin
                                               ---------------------------------
                                               Robert S. Ellin
                                               Chairman of the Board,
                                               Chief Executive Officer
                                               and President


A signed original of this written statement required by Section 906 has been provided by the Registrant and will be retained by the Registrant and shall be furnished to the SEC or its staff upon request.